John Hancock Large Cap Equity Fund (the “fund”)
Supplement dated 12-7-11 to the current Prospectuses
In the “Fund summary” section, the information under the heading “Portfolio management” is amended and restated, as follows:
Walter T. McCormick, CFA
Senior managing director and senior portfolio manager
Joined fund team in December 2011
Emory W. Sanders, Jr., CFA
Senior managing director and senior portfolio manager
Joined fund team in December 2011
In the “Fund details — Who’s who” section, the portfolio manager information in the “Subadviser” subsection is amended and restated, as follows:
Walter T. McCormick, CFA
• Senior managing director and senior portfolio manager
• Joined fund team in December 2011
• Joined subadviser in 2010
• Managing director and senior portfolio manager, Wells Capital Management (2002-2010)
• Began business career in 1970
Emory W. Sanders, Jr., CFA
• Senior managing director and senior portfolio manager
• Joined fund team in December 2011
• Joined subadviser in 2010
• Director, portfolio manager, senior equity analyst, Wells Capital Management (1997-2010)
• Began business career in 1997
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Large Cap Equity Fund (the “Fund”)
Supplement dated 12-7-11 to the current Statements of Additional Information
Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Other Accounts the Portfolio Managers are Managing” subsection has been amended and restated, as follows:
Large Cap Equity Fund
Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts over which he has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Walter T. McCormick, CFA	Other Registered Investment Companies: (5) funds with total net assets of approximately $1.9 billion.

Other Pooled Investment Vehicles: (9) accounts with total net assets of approximately $1.1 billion.

Other Accounts: (1) accounts with total net assets of approximately $199.8 million.

Emory W. Sanders, Jr., CFA	Other Registered Investment Companies: (6) funds with total assets of approximately $1.9 billion.

Other Pooled Investment Vehicles: (9) accounts with total net assets of approximately $1.1 billion.

Other Accounts: (1) accounts with total assets of approximately $199.8 million.

Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Share Ownership by Portfolio Managers” subsection has been amended and restated, as follows:
Large Cap Equity Fund
Share Ownership by Portfolio Managers. The following table indicates as of November 30, 2011 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A	—	$0
B	—	$1 - $10,000
C	—	$10,001 - $50,000
D	—	$50,001 - $100,000
E	—	$100,001 - $500,000
F	—	$500,001 - $1,000,000
G	—	More than $1 million

Portfolio Manager	Range of Beneficial Ownership
Walter T. McCormick, CFA	A
Emory W. Sanders, Jr., CFA	A
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.

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